                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments filed with the Securities and Exchange Commission with respect to an aggregate amount of up to $1.5 billion of debt securities, warrants to purchase debt securities, preferred shares, common shares or any combination thereof, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1999.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 24th day of February, 1999.



/s/ Stephen R. Hardis                       /s/ Alexander M. Cutler
---------------------------------           -----------------------------------
Stephen R. Hardis, Chairman                 Alexander M. Cutler, President and
and Chief Operating Officer;                Chief Executive Officer;
Principal Executive Officer;                Director
Director


/s/ Adrian T. Dillon                        /s/ Billie K. Rawot
---------------------------------           -----------------------------------
Adrian T. Dillon,                           Billie K. Rawot,
Executive Vice President--                  Vice President and Controller;
Chief Financial and                         Principal Accounting Officer
Planning Officer;
Principal Financial Officer


/s/ Neil A. Armstrong                       /s/ Michael J. Critelli
---------------------------------           -----------------------------------
Neil A. Armstrong, Director                 Michael J. Critelli, Director


                                            /s/ Ernie Green
---------------------------------           -----------------------------------
Phyllis B. Davis, Director                  Ernie Green, Director


                                Page 1 of 2 Pages

/s/ Ned C. Lautenbach                       /s/ John R. Miller
---------------------------------           -----------------------------------
Ned C. Lautenbach, Director                 John R. Miller, Director


/s/ Furman C. Moseley                       /s/ Victor A. Pelson
---------------------------------           -----------------------------------
Furman C. Moseley, Director                 Victor A. Pelson, Director


/s/ A. William Reynolds                     /s/ Gary L. Tooker
---------------------------------           -----------------------------------
A. William Reynolds, Director               Gary L. Tooker, Director








                                Page 2 of 2 Pages